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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Oceanic Exploration Company:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                    KPMG LLP



Denver, Colorado
November 6, 2002